SUMMARY PROSPECTUS
Templeton World Fund Templeton Funds January 1, 2019 as amended July 24, 2019

Class A	Class C	Class R6	Advisor Class
TEMWX	TEWTX	FTWRX	TWDAX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated January 1, 2019, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 34 in the Fund's Prospectus and under “Buying and Selling Shares” on page 61 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C1	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[2]	1.00%	None	None

1. Effective October 5, 2018, Class C shares of the Fund convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions are on the basis of the relative net asset values of the two classes, are not subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods. (See “Your Account – Choosing a Share Class – Sales Charges - Class C – Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period” for more information.)

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.69%	0.69%	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%[1]	1.00%	None	None
Other expenses[2]	0.11%	0.11%	0.05%[3]	0.11%
Total annual Fund operating expenses	1.05%	1.80%	0.74%	0.80%

1. Class A distribution and service (12b-1) fees have been restated to reflect the maximum annual rate set by the board of trustees. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different 12b-1 fee rate paid in the Fund's most recent fiscal year.

2. Other expenses for Class R6 have been restated to reflect current fiscal year fees and expenses. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

3. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until December 31, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 651	$ 866	$ 1,098	$ 1,762
Class C	$ 283	$ 566	$ 975	$ 2,116
Class R6	$ 76	$ 237	$ 411	$ 918
Advisor Class	$ 82	$ 255	$ 444	$ 990
If you do not sell your shares:
Class C	$ 183	$ 566	$ 975	$ 2,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28.39% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the U.S.). The equity securities in which the Fund invests are primarily common stock, and may include smaller and midsize companies. Although the investment manager will search for investments across a large number of regions, countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular regions, countries or sectors.

The Fund intends to regularly engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge all or substantially all of its foreign currency exposure to the U.S. dollar.

The Fund intends to seek to hedge (protect) against currency risks by regularly using certain derivative instruments including currency and cross currency forwards and currency futures contracts to hedge all or substantially all of its foreign currency exposure to the U.S. dollar.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Regional Focus   Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU together with the risk of such instability impacting other more stable countries may increase the economic risk of investing in companies in Europe.

Developing Market Countries   The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Derivative Instruments   The performance of derivative instruments (including currency derivatives) depends largely on the performance of an underlying currency, security, interest rate or index, and such derivatives often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager's ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund's performance may be worse than if the investment manager did not use such derivatives at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that a derivative, which usually would operate as a hedge, provides no hedging benefits at all.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary indices in the table below show how the Fund's performance compares to groups of securities that more closely align with the Fund’s portfolio or benchmark history.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'09	18.55%
Worst Quarter:	Q4'08	-19.25%
As of September 30, 2018, the Fund's year-to-date return was 2.90%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2017

	1 Year	5 Years	10 Years
Templeton World Fund - Class A
Return Before Taxes	6.69%	7.22%	3.32%
Return After Taxes on Distributions	5.39%	5.63%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	5.09%	5.56%	2.62%
Templeton World Fund - Class C	11.07%	7.64%	3.12%
Templeton World Fund - Class R6	13.30%	7.40%[1]	—
Templeton World Fund - Advisor Class	13.18%	8.72%	4.16%
MSCI AC World (USD Hedged) Index (index reflects no deduction for fees, expenses or taxes)	20.78%	13.09%	5.96%
Linked MSCI ACWI Hedged/World (index reflects no deduction for fees, expenses or taxes)[2]	20.78%	12.38%	5.69%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	24.62%	11.40%	5.22%

1. Since inception May 1, 2013.

2. The Linked MSCI ACWI Hedged/World Index consists of the MSCI World Index through June 29, 2016 and the MSCI ACWI (USD Hedged) Index thereafter.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

Norman J. Boersma, CFA   President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Peter M. Moeschter, CFA   Executive Vice President and Portfolio Manager of Global Advisors and portfolio manager of the Fund since February 2019.

Herbert J. Arnett, Jr.   Vice President of Global Advisors and portfolio manager of the Fund since 2016.

Heather Arnold, CFA   Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

Christopher James Peel, CFA   Vice President of Global Advisors and portfolio manager of the Fund since 2016.

Warren Pustam, CFA   Vice President of Global Advisors and portfolio manager of the Fund since July 2019.

  Norman J. Boersma and Heather Arnold will be retiring effective December 31, 2019. Effective January 1, 2020, it is anticipated Mr. Boersma and Ms. Arnold will no longer be portfolio managers of the Fund, and that Mr. Peter Moeschter will become the lead portfolio manager, supported by Mr. Herbert Arnett, Mr. Christopher Peel and Mr. Warren Pustam.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton World Fund

Investment Company Act file #811-02781
© 2019 Franklin Templeton. All rights reserved.
102 PSUM 07/19	00070469